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Exhibit 99.1

FOR FURTHER INFORMATION:	Dennis Barber	(713) 497-3042
	Stephanie Slavin	(713) 497-6983
FOR IMMEDIATE RELEASE:	May 5, 2005

Reliant Energy Reports First Quarter Results and
Reiterates 2005 Outlook

HOUSTON, TX—Reliant Energy, Inc. (NYSE: RRI) reported a loss from continuing operations of $25 million, or $0.08 per share, for the first quarter of 2005, compared to a loss from continuing operations of $42 million, or $0.14 per share, for the same period of 2004. The reported numbers include net, after-tax gains from unrealized energy derivatives totaling $80 million, or $0.27 per share in 2005, and $16 million, or $0.05 per share for 2004.

"Our retail gross margin was negatively impacted by hedging losses associated with our price-to-beat load this quarter, as we had previously discussed," said Joel Staff, chairman and chief executive officer. "We expect these losses to be offset by hedging gains over the next two quarters." Staff added, "I am pleased that our cost structure and free cash flow continue to show improvement, and we are on-track to deliver on our free cash flow and adjusted EBITDA outlook."

Adjusted EBITDA (earnings before interest, income taxes, depreciation and amortization) was $59 million for the first quarter of 2005, compared to $116 million for the first quarter of 2004. The decline was primarily related to a reduction in retail gross margin, principally the result of the absence of favorable hedges recorded in the first quarter of 2004 and a hedging loss associated with the price-to-beat in the first quarter of 2005. The reduced retail gross margin was partially offset by lower operating expenses.

During the first quarter of 2005, the company reported an $11 million use of cash from operating activities, compared to operating cash flow from continuing operations of $91 million in 2004. The reported numbers include an increase in cash margin deposits totaling $226 million in 2005 and $76 million for 2004. Free cash flow from continuing operations for the first quarter of 2005 was $171 million, compared to $52 million in 2004. The improvement in free cash flow was primarily related to changes in working capital requirements and lower capital expenditures.

Adjusted EBITDA Reconciliation

	First Quarter
($ millions)
	2005	2004
Loss from continuing operations	$(25)	$(42)
Depreciation and amortization	115	107
Interest expense, net	100	86
Income tax benefit	(2)	(23)

EBITDA	188	128
Gains recorded prior to 2003 that were realized/collected (EITF No. 02-03)	—	11
Changes in California-related receivables and reserves	1	(21)
Unrealized energy derivative (gains)/losses(a)	(130)	(26)
2004 accrual for payment to CenterPoint Energy, Inc.	—	2
2004 severance and restructuring costs	—	22

Adjusted EBITDA	$59	$116

(a)
Reliant Energy's hedging activities include buying power supply for its retail business, selling the output of and buying fuel for its power plants, as well as hedging legacy trading positions and optimization of gas storage positions. Certain of these hedging transactions are treated as derivatives contracts and are recorded using mark-to-market accounting which require the company to record gains/losses related to future periods based on current changes in forward commodity prices. The company has referred to these gains/losses as "unrealized energy derivative gains/losses." In general, the underlying transactions that are being hedged receive accrual accounting treatment, resulting in a mismatch of accounting treatments.

Free Cash Flow Reconciliation

	First Quarter
($ millions)
	2005	2004
Operating cash flow from continuing operations	$(11)	$91
Change in restricted cash	(30)	(17)
Accounts receivable factoring	—	(46)
Change in margin deposits(a)	226	76
2004 severance and restructuring costs	—	17
Capital expenditures	(14)	(69)

Free cash flow from continuing operations	$171	$52

(a)
Reliant Energy posts collateral to support most commodity sales and purchase transactions. The collateral provides assurance to counterparties that contractual obligations will be fulfilled. As the obligations are fulfilled, the collateral is returned. Reliant Energy commonly uses both cash and letters of credit as collateral. The use of cash as collateral appears as an asset on the balance sheet and as a use of cash in operating cash flow. When cash collateral is returned, the asset is eliminated from the balance sheet and it appears as a source of cash in operating cash flow. Changes in margin deposits reflect the net inflows and outflows of cash collateral and are driven by hedging levels and changes in commodity prices, not by the cash flow generated by the business related to sales and purchases in the reporting period.

OUTLOOK FOR 2005

Reliant Energy's 2005 outlook for adjusted EBITDA remains $900 million to $1,100 million. Free cash flow from continuing operations outlook remains $275 million to $475 million.

2005 Adjusted EBITDA
Outlook Reconciliation

($ millions)	2005
Income from continuing operations(a)	$185
Delivery of product underlying the unrealized energy derivative (gains)/losses(b)	(220)
Depreciation and amortization	485
Interest expense, net	410
Income tax expense	140

Adjusted EBITDA (mid-point of range)(a)	$1,000

(a)
Certain factors that could affect GAAP financial measures are not accessible on a forward-looking basis, but could be material to future reported earnings.

(b)
In the first quarter of 2005, Reliant Energy recorded a net gain of $130 million and estimates it will incur $220 million for the full year of 2005.

2005 Free Cash Flow From Continuing Operations
Outlook Reconciliation

($ millions)	2005
Operating cash flow from continuing operations (on GAAP basis)	$275
Changes in margin deposits as of 3/31/05(a)	226
Changes in restricted cash as of 3/31/05(a)	(30)
Capital expenditures	(96)

FCF from continuing operations (mid-point of range)	$375

(a)
Certain factors that could affect GAAP financial measures are not accessible on a forward-looking basis, but could be material to future reported operating cash flows from continuing operations.

NON-GAAP FINANCIAL MEASURES

This press release and the attached financial tables include the following non-GAAP financial measures:

  •
  Contribution margin

  •
  Adjusted contribution margin

  •
  Gross margin

  •
  Adjusted gross margin

  •
  Free cash flow

  •
  EBITDA

  •
  Adjusted EBITDA

A reconciliation of these financial measures and the most directly comparable GAAP measures is included in the attached financial tables or within this release. Additional information regarding these measures, including a discussion of their utility and purposes, is included in the Form 8-K filed along with this earnings release.

WEBCAST OF EARNINGS CONFERENCE CALL

Reliant Energy has scheduled its first-quarter 2005 earnings conference call for Thursday, May 5, 2005, at 11:30 a.m., Central Daylight Time. Interested parties may listen to a live audio broadcast of the conference call at www.reliant.com/corporate. A replay of the call can be accessed approximately two hours after the completion of the call. A copy of the presentation accompanying the call is available at this Website address.

Reliant Energy, Inc. (NYSE: RRI) based in Houston, Texas, provides electricity and energy services to retail and wholesale customers in the U.S. The company provides energy products and services to approximately 1.9 million electricity customers, ranging from residences and small businesses to large commercial, industrial, governmental and institutional customers, primarily in Texas. Reliant also serves commercial and industrial clients in the PJM (Pennsylvania, New Jersey, Maryland) Interconnection.

The company is one of the largest independent power producers in the nation with approximately 19,000 megawatts of power generation capacity in operation or under contract across the U.S. These strategically located generating assets utilize natural gas, wind, fuel oil and coal. For more information, visit our Website at www.reliant.com/corporate.

This news release contains "forward-looking statements." Forward-looking statements are statements that contain projections about future economic performance and plans. Forward-looking statements are often identified by words such as "anticipate," "estimate," "believe," "could," "intend," "may," "plan," "potential," "predict," "should," "will," "expect," "objective," "projection," "forecast," "goal," "guidance," "outlook," and other similar words.

Forward-looking statements are based on management's beliefs, assumptions and information available to management at the time the statements are made. Actual results may differ materially from those expressed or implied by forward-looking statements as a result of many factors or events, including legislative and regulatory developments, the outcome of pending lawsuits, governmental proceedings and investigations, the effects of competition, financial market conditions, weather conditions and other factors we discuss in our other filings with the Securities and Exchange Commission.

Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statement.

Information in this report is subject to adjustment resulting from further review and the obtaining of additional information that impacts the consolidated financial statements.

###

Reliant Energy, Inc. and Subsidiaries
Consolidated Statements of Operations
(Thousands of Dollars, except per share amounts)
(Unaudited)

	Three Months Ended March 31,
	2005	2004
Revenues:
Revenues (including $(149,458) and $(4,151) unrealized losses)	$1,937,091	$1,664,714

Expenses:
Fuel and cost of gas sold (including $126,284 and $22,174 unrealized gains)	392,728	215,302
Purchased power (including $152,990 and $8,350 unrealized gains)	1,086,098	998,233
Operation and maintenance	206,468	229,710
Selling and marketing	18,985	17,666
Bad debt expense	8,610	8,744

Total	1,712,889	1,469,655

Contribution Margin	224,202	195,059

Other general and administrative	31,664	56,042
Loss on sales of receivables	—	9,187
Accrual for payment to CenterPoint Energy, Inc.	—	1,658
Loss on sale of landfill-gas assets	4,461	—
Depreciation	109,386	98,382
Amortization	5,883	8,429

Total	151,394	173,698

Operating Income	72,808	21,361

Other Income (Expense):
Gains (losses) from investments, net	7	(169)
Loss of equity investments, net	(168)	(806)
Other, net	80	760

Earnings Before Interest and Taxes	72,727	21,146

Interest expense	(105,345)	(91,867)
Interest income	5,212	5,103

Loss from Continuing Operations Before Income Taxes	(27,406)	(65,618)
Income tax benefit	(2,484)	(22,857)

Loss from Continuing Operations	(24,922)	(42,761)

Loss from discontinued operations before income taxes	—	(6,809)
Income tax benefit	—	(3,909)

Loss from discontinued operations	—	(2,900)

Loss Before Cumulative Effect of Accounting Change	(24,922)	(45,661)
Cumulative effect of accounting change, net of tax	—	7,290

Net Loss	$(24,922)	$(38,371)

Basic Earnings (Loss) Per Share:
Loss from continuing operations	$(0.08)	$(0.14)
Loss from discontinued operations	—	(0.01)
Cumulative effect of accounting change, net of tax	—	0.02

Net Loss	$(0.08)	$(0.13)

Diluted Earnings (Loss) Per Share:
Loss from continuing operations	$(0.08)	$(0.14)
Loss from discontinued operations	—	(0.01)
Cumulative effect of accounting change, net of tax	—	0.02

Net Loss	$(0.08)	$(0.13)

Weighted Average Common Shares Outstanding (in thousands):
—Basic	300,441	296,067
—Diluted	300,441	296,067

Reference is made to Reliant Energy, Inc.'s Annual Report
on Form 10-K for the year ended December 31, 2004.

Reliant Energy, Inc. and Subsidiaries
Results of Operations by Segment—As Reported
(Millions of Dollars)
(Unaudited)

	Three Months Ended
	March 31, 2005	March 31, 2004	Change
Retail Energy:
Revenues:
Revenues	$1,304	$1,152	$152
Operating Expenses:
Purchased power	1,081	990	91

Gross margin	223	162	61
Operation and maintenance	38	55	(17)
Selling and marketing	19	18	1
Bad debt expense	9	10	(1)

Contribution margin—Retail Energy	157	79	78
Wholesale Energy:
Revenues:
Revenues	739	573	166

Operating Expenses:
Fuel and cost of gas sold	393	215	178
Purchased power	112	69	43

Gross margin	234	289	(55)
Operation and maintenance	168	175	(7)
Bad debt expense	—	(2)	2

Contribution margin—Wholesale Energy	66	116	(50)
Other Operations:
Revenues:
Revenues	1	—	1

Gross margin and Contribution margin—Other Operations	1	—	1
Eliminations:
Revenues:
Revenues	(107)	(60)	(47)

Operating Expenses:
Purchased power	(107)	(60)	(47)

Gross margin	—	—	—
Consolidated:
Revenues:
Revenues	1,937	1,665	272

Operating Expenses:
Fuel and cost of gas sold	393	215	178
Purchased power	1,086	999	87

Gross margin	458	451	7
Operation and maintenance	206	230	(24)
Selling and marketing	19	18	1
Bad debt expense	9	8	1

Contribution margin—Consolidated	224	195	29
Other general and administrative	32	56	(24)
Loss on sales of receivables	—	9	(9)
Accrual for payment to CenterPoint Energy, Inc.	—	2	(2)
Loss on sale of landfill-gas assets	4	—	4
Depreciation and amortization	115	107	8

Total	151	174	(23)

Operating income	73	21	52
Loss of equity investments, net	—	(1)	1
Other, net	—	1	(1)

Earnings before interest and income taxes	73	21	52
Interest expense	(105)	(91)	(14)
Interest income	5	5	—

Loss from continuing operations before income taxes	(27)	(65)	38
Income tax benefit	(2)	(23)	21

Loss from continuing operations	(25)	(42)	17
Loss from discontinued operations	—	(3)	3
Cumulative effect of accounting change, net of tax	—	7	(7)

Net Loss	$(25)	$(38)	$13

Reference is made to Reliant Energy, Inc.'s Annual Report
on Form 10-K for the year ended December 31, 2004.

Reliant Energy, Inc. and Subsidiaries
Results of Operations by Segment—Adjusted
(Millions of Dollars)
(Unaudited)

	Three Months Ended
	March 31, 2005	March 31, 2004	Change
Retail Energy:
Revenues:
Revenues	$1,304	$1,163	$141
Operating Expenses:
Purchased power	1,234	999	235

Gross margin	70	164	(94)
Operation and maintenance	38	51	(13)
Selling and marketing	19	17	2
Bad debt expense	9	10	(1)

Contribution margin—Retail Energy	4	86	(82)
Wholesale Energy:
Revenues:
Revenues	889	556	333

Operating Expenses:
Fuel and cost of gas sold	519	237	282
Purchased power	112	68	44

Gross margin	258	251	7
Operation and maintenance	168	170	(2)
Bad debt expense	—	(2)	2

Contribution margin—Wholesale Energy	90	83	7
Other Operations:
Revenues:
Revenues	1	—	1

Gross margin and Contribution margin—Other operations	1	—	1
Eliminations:
Revenues:
Revenues	(107)	(60)	(47)

Operating Expenses:
Purchased power	(107)	(60)	(47)

Gross margin	—	—	—
Consolidated:
Revenues:
Revenues	2,087	1,659	428

Operating Expenses:
Fuel and cost of gas sold	519	237	282
Purchased power	1,239	1,007	232

Gross margin	329	415	(86)
Operation and maintenance	206	221	(15)
Selling and marketing	19	17	2
Bad debt expense	9	8	1

Contribution margin—Consolidated	95	169	(74)
Other general and administrative	32	44	(12)
Loss on sales of receivables	—	9	(9)
Accrual for payment to CenterPoint Energy, Inc.	—	—	—
Loss on sale of landfill-gas assets	4	—	4
Depreciation and amortization	115	95	20

Total	151	148	3

Operating income (loss)	(56)	21	(77)
Loss of equity investments, net	—	(1)	1
Other, net	—	1	(1)

Earnings (loss) before interest and income taxes	(56)	21	(77)
Interest expense	(105)	(91)	(14)
Interest income	2	4	(2)

Loss from continuing operations before income taxes	(159)	(66)	(93)
Income tax benefit	(52)	(22)	(30)

Loss from continuing operations	(107)	(44)	(63)
Loss from discontinued operations	—	(3)	3
Cumulative effect of accounting change, net of tax	—	7	(7)

Net Loss	$(107)	$(40)	$(67)

Reference is made to Reliant Energy, Inc.'s Annual Report
on Form 10-K for the year ended December 31, 2004.

Reliant Energy, Inc. and Subsidiaries
Results of Operations by Segment—Adjustments
(Millions of Dollars)
(Unaudited)

	Three Months Ended
	March 31, 2005	March 31, 2004	Change
Retail Energy:
Gross Margin (1) Adjustments:
Gains recorded prior to 2003 to be realized/collected in current period	$—	$11	$(11)
Unrealized energy derivative gains	(153)	(9)	(144)

Total gross margin adjustments	(153)	2	(155)
Operating Expenses Adjustments:
Operation and maintenance adjustment—severance and restructuring	—	(4)	4
Selling and marketing adjustment—severance	—	(1)	1

Total operating expenses adjustments	—	(5)	5
Wholesale Energy:
Gross Margin (1) Adjustments:
Changes in California-related receivables and reserves	1	(21)	22
Unrealized energy derivative gains/losses	23	(17)	40

Total gross margin adjustments	24	(38)	62
Operating Expenses Adjustments:
Operation and maintenance adjustment—severance and restructuring	—	(5)	5
Consolidated:
Other general and administrative adjustment—severance and restructuring	—	(12)	12
Accrual for payment to CenterPoint Energy, Inc. adjustment	—	(2)	2
Depreciation and amortization adjustment—accelerated depreciation on retired generation assets	—	(12)	12
Interest income adjustment—California-related interest income	(3)	(1)	(2)
Income tax expense—tax adjustments, net	(50)	1	(51)

(1)
Revenues less fuel and cost of gas sold and purchased power.

Reliant Energy, Inc. and Subsidiaries
Diluted EPS from Continuing Operations Reconciliation
(Dollars per diluted share)
(Unaudited)

	Three Months Ended March 31,
	2005	2004
Diluted:
Net loss (per GAAP)	$(0.08)	$(0.13)
Cumulative effect of accounting change, net of tax	—	(0.02)
Loss from discontinued operations	—	0.01

Loss from continuing operations (on GAAP basis)	(0.08)	(0.14)
Adjustments:
Gains recorded prior to 2003 to be realized/collected in current period	—	0.02
Changes in California-related receivables and reserves (including interest)	—	(0.05)
Unrealized energy derivative gains/losses	(0.27)	(0.05)
Severance and restructuring	—	0.04
Accelerated depreciation on retired generation assets	—	0.03

Adjusted loss from continuing operations	$(0.35)	$(0.15)

Reference is made to Reliant Energy, Inc.'s Annual Report
on Form 10-K for the year ended December 31, 2004.

Reliant Energy, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(Thousands of Dollars)
(Unaudited)

	March 31, 2005	December 31, 2004
ASSETS
Current Assets:
Cash and cash equivalents	$115,280	$106,613
Restricted cash	11,609	15,610
Accounts and notes receivable, principally customer, net	919,977	1,089,058
Inventory	282,246	273,128
Derivative assets	190,881	312,232
Margin deposits on energy trading and hedging activities	737,399	509,726
Other current assets	275,966	322,910

Total current assets	2,533,358	2,629,277

Property, Plant and Equipment, net	7,292,131	7,390,130

Other Assets:
Goodwill, net	439,362	440,534
Other intangibles, net	621,268	611,524
Net California receivables subject to refund	201,000	200,086
Equity investments	83,632	83,819
Derivative assets	347,340	272,254
Restricted cash	—	25,547
Other long-term assets	517,451	493,694

Total other assets	2,210,053	2,127,458

Total Assets	$12,035,542	$12,146,865

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Current portion of long-term debt and short-term borrowings	$310,952	$618,854
Accounts payable, principally trade	552,627	572,886
Derivative liabilities	309,427	409,110
Margin deposits on energy trading and hedging activities	20,307	19,040
Other current liabilities	440,906	450,125

Total current liabilities	1,634,219	2,070,015
Other Liabilities:
Derivative liabilities	503,781	311,222
Other long-term liabilities	703,036	802,417

Total other liabilities	1,206,817	1,113,639
Long-term Debt	4,910,121	4,576,857
Commitments and Contingencies
Stockholders' Equity	4,284,385	4,386,354

Total Liabilities and Stockholders' Equity	$12,035,542	$12,146,865

Reference is made to Reliant Energy, Inc.'s Annual Report
on Form 10-K for the year ended December 31, 2004.

Reliant Energy, Inc. and Subsidiaries
Consolidated Statements of Cash Flows
(Thousands of Dollars)
(Unaudited)

	Three Months Ended March 31,
	2005	2004
Cash Flows from Operating Activities:
Net loss	$(24,922)	$(38,371)
Loss from discontinued operations	—	2,900

Net loss from continuing operations and cumulative effect of accounting change	(24,922)	(35,471)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Cumulative effect of accounting change	—	(7,290)
Depreciation and amortization	115,269	106,811
Deferred income taxes	1,987	(21,783)
Net unrealized gains on energy derivatives	(129,816)	(26,373)
Amortization of deferred financing costs	4,065	8,117
Other, net	40,848	19,067
Changes in other assets and liabilities:
Restricted cash	29,548	16,797
Accounts and notes receivable and unbilled revenue, net	170,037	83,549
Receivables facility proceeds, net	—	46,000
Inventory	(9,118)	25,522
Margin deposits on energy trading and hedging activities, net	(226,406)	(76,063)
Net non-trading derivative assets and liabilities	61,373	262
Prepaid lease obligation	(9,847)	(11,252)
Other current assets	36,075	(25,054)
Other assets	(34,317)	(37,867)
Accounts payable	(20,338)	(8,420)
Taxes payable/receivable	(1,335)	81,260
Other current liabilities	(15,410)	(48,718)
Other liabilities	975	2,155

Net cash provided by (used in) continuing operations from operating activities	(11,332)	91,249
Net cash provided by discontinued operations from operating activities	—	3,950

Net cash provided by (used in) operating activities	(11,332)	95,199

Cash Flows from Investing Activities:
Capital expenditures	(14,472)	(69,025)
Other, net	580	2,100

Net cash used in continuing operations from investing activities	(13,892)	(66,925)
Net cash used in discontinued operations from investing activities	—	(865)

Net cash used in investing activities	(13,892)	(67,790)

Cash Flows from Financing Activities:
Payments of long-term debt	(30,643)	(47,239)
Increase (decrease) in short-term borrowings and revolving credit facilities, net	58,152	(25,050)
Other, net	6,382	16,854

Net cash provided by (used in) continuing operations from financing activities	33,891	(55,435)
Net cash used in discontinued operations from financing activities	—	(1,910)

Net cash provided by (used in) financing activities	33,891	(57,345)

Net Change in Cash and Cash Equivalents	8,667	(29,936)
Cash and Cash Equivalents at Beginning of Period	106,613	146,244

Cash and Cash Equivalents at End of Period	$115,280	$116,308

Reference is made to Reliant Energy, Inc.'s Annual Report
on Form 10-K for the year ended December 31, 2004.

Reliant Energy, Inc. and Subsidiaries
Retail Operational Data
(Unaudited)

Retail Energy Revenues:

	Three Months Ended March 31,
	2005	2004
	(in millions)
Retail energy revenues from end-use retail customers:
Texas:
Residential and small business	$682	$677
Large commercial, industrial and governmental/institutional	501	426
Outside of Texas:
Commercial, industrial and governmental/institutional	70	29

Total	1,253	1,132

Retail Energy revenues from resales of purchased power and other hedging activities	82	33
Market usage adjustments	(26)	(2)
Unrealized losses	—	—
Gains recorded prior to 2003 realized/collected in current periods	(5)	(11)

Total retail energy revenues	$1,304	$1,152

Retail Energy Operating Data:

	Three Months Ended March 31,
	2005	2004
	(gigawatt hours)
Electricity Sales from End-Use Retail Customers:
Texas:
Residential:
Price-to-beat	3,274	3,678
Non price-to-beat	1,124	878

Total residential	4,398	4,556
Small business:
Price-to-beat	1,222	1,866
Non price-to-beat	496	303

Total small business	1,718	2,169
Large commercial, industrial and governmental/institutional(1)	7,299	7,065

Total Texas	13,415	13,790

Outside of Texas:
Commercial, industrial and governmental/institutional	1,224	567

Total Outside of Texas	1,224	567

Total	14,639	14,357

	March 31, 2005	December 31, 2004
	(in thousands, metered locations)
Retail Customers:
Texas:
Residential:
Price-to-beat	1,291	1,313
Non price-to-beat	359	334

Total residential	1,650	1,647
Small business:
Price-to-beat	157	163
Non price-to-beat	33	30

Total small business	190	193
Large commercial, industrial and governmental/institutional(1)	39	40

Total Texas	1,879	1,880
Outside of Texas:
Commercial, industrial and governmental/institutional(2)	1	1

Total Outside of Texas	1	1

Total	1,880	1,881

	Three Months Ended March 31,
	2005	2004
	(in thousands, metered locations)
Weighted Average Retail Customer Count:
Texas:
Residential:
Price-to-beat	1,302	1,385
Non price-to-beat	344	231

Total residential	1,646	1,616
Small business:
Price-to-beat	159	180
Non price-to-beat	31	24

Total small business	190	204
Large commercial, industrial and governmental/institutional(1)	39	40

Total Texas	1,875	1,860
Outside of Texas:
Commercial, industrial and governmental/institutional(3)	1	—

Total Outside of Texas	1	—

Total	1,876	1,860

(1)
These amounts include volumes of customers of the General Land Office for whom we provide services.

(2)
As of March 31, 2005 and December 31, 2004, our retail customer count for commercial, industrial and governmental/institutional customers outside of Texas was 1,442 and 1,354, respectively.

(3)
For 2005 and 2004, our weighted average retail customer count for the periods for which we sold electricity to commercial, industrial and governmental/institutional customers outside of Texas was 1,398 and 228, respectively.

Reference is made to Reliant Energy, Inc.'s Annual Report
on Form 10-K for the year ended December 31, 2004.

Reliant Energy, Inc. and Subsidiaries

Wholesale Operational Data

(Unaudited)

Wholesale Energy Gross Margin:

	Three Months Ended March 31,
	2005	2004	Change
	(in millions)
West	$28	$8	$20
PJM	97	124	(27)
New York	78	69	9
Southeast	4	3	1
MISO	47	26	21
ERCOT	18	17	1
Other:
Billings to Texas Genco for support costs	—	5	(5)
Other	(14)	(1)	(13)

Adjusted Plant Gross Margin	258	251	7

California-related receivables and reserves:
Credit Reserve	—	21	(21)
Estimated Refund Obligation	(1)	—	(1)
Unrealized energy derivative gains (losses) (1)	(23)	17	(40)

Total Wholesale Energy Gross Margin	$234	$289	$(55)

Wholesale Power Sales (2):

	Three Months Ended March 31,
	2005	2004
	(gigawatt hours)
Net power generation volumes	8,370	8,637
Power purchase volumes	680	135

Power sales volumes	9,050	8,772

(1)
Includes ineffectiveness and derivatives not designated as hedges.

(2)
These amounts include physically delivered volumes and hedge activity related to our power generation portfolio. These amounts exclude (a) volumes associated with our discontinued operations, (b) generation from facilities where the generation is sold by a third-party pursuant to a tolling agreement, (c) generation from facilities that are accounted for as an equity method investment and (d) physical transactions that are settled prior to delivery.

Reference is made to Reliant Energy, Inc.'s Annual Report
on Form 10-K for the year ended December 31, 2004.

Reliant Energy, Inc. and Subsidiaries
Net Generation Volumes (1) (2)
(MWh)
(Unaudited)

	Three Months Ended March 31,
	2005	2004
By region:
MISO	1,620,652	1,306,131
PJM	4,255,819	4,681,725
New York	1,004,209	866,553
Southeast	257,818	292,218
West	1,367,376	710,374
ERCOT	1,240,148	1,298,245

Total	9,746,022	9,155,246

	Three Months Ended March 31,
	2005	2004
By asset type:
Base load	8,182,340	7,832,666
Intermediate	1,433,091	1,174,423
Peaking	130,591	148,157

Total	9,746,022	9,155,246

(1)
These amounts exclude volumes associated with our discontinued operations.

(2)
These amounts include physically delivered volumes, hedge activity related to our power generation portfolio, generation from facilities where the generation is sold by a third-party pursuant to a tolling agreement and generation from facilities that are accounted for as an equity method investment.

Reference is made to Reliant Energy, Inc.'s Annual Report
on Form 10-K for the year ended December 31, 2004.

Reliant Energy, Inc. and Subsidiaries
MISO Asset Summary
(Unaudited)

			Q1 net generation volume (1) (MWh)		Q1 net capacity factor (2) (MWh)
Unit Name	Summer/Winter Average Capacity (MW)	Heat Rate (MMBtu/MWh)
			2005	2004	2005	2004
Base Load
Avon Lake 7 & 9	721	9.8	999,446	518,866	64%	33%
New Castle 3-5	317	10.7	333,325	526,353	49%	76%
Niles 1-2	208	10.5	287,774	258,923	64%	57%

	1,246		1,620,545	1,304,142	60%	48%
Peaking
Avon Lake 10	24	17.4	190	1,972	0%	4%
New Castle A-B	6	10.0	3	42	0%	0%
Niles A	30	21.3	(86)	(25)	0%	0%
Shelby 1-8	356	9.8	—	—	—	—

	416		107	1,989	0%	0%

MISO Total	1,662		1,620,652	1,306,131	45%	36%

(1)
Represents net generation assets only.

(2)
Capacity factor is the ratio of the actual net electricity generated to the energy that could have been generated at continuous full-power operation during the period.

Reference is made to Reliant Energy, Inc.'s Annual Report
on Form 10-K for the year ended December 31, 2004.

Reliant Energy, Inc. and Subsidiaries
PJM Asset Summary
(Unaudited)

			Q1 net generation volume (2) (MWh)		Q1 net capacity factor (1) (3) (MWh)
Unit Name	Summer/Winter Average Capacity (1)(MW)	Heat Rate (1) (MMBtu/MWh)
			2005	2004	2005	2004
Base Load
Conemaugh 1-2 (16%)	280	9.4	577,711	584,430	96%	96%
Cheswick 1	580	10.0	711,921	1,065,363	57%	84%
Deep Creek 1-2 (4)	18		11,416	12,876	29%	33%
Elrama 1-4	465	11.3	147,506	646,670	15%	64%
Keystone 1-2 (16%)	282	9.5	570,396	531,241	94%	86%
Piney Station 1-3 (4)	28		20,563	15,341	34%	25%
Portland 1&2	400	10.1	484,227	627,123	56%	72%
Seward 1	521	9.7	511,513	—	45%	0%
Shawville 1-4	608	10.3	803,412	778,169	61%	59%
Titus 1-3	246	10.8	327,139	335,674	62%	62%

	3,428		4,165,804	4,596,887	56%	61%
Intermediate
Brunot Island CCGT	293	9.8	(2,640)	(1,799)	0%	0%
Gilbert CCGT	336	9.5	27,071	48,709	4%	7%
Gilbert 9	168	11.1	102	6,723	0%	2%
Hunterstown CCGT	839	7.0	41,481	(5,069)	2%	0%
Sayreville 4-5	—	—	—	388	—	—
Portland 5	145	10.1	13,242	19,061	4%	6%

	1,781		79,256	68,013	2%	2%
Peaking
Aurora 1-10	937	10.5	2,732	2,996	0%	0%
Blossburg 1	21	14.6	387	171	1%	0%
Brunot Island 1A-1C	54	13.6	130	1,863	0%	2%
Ceredo 1-6	512	12.1	6,675	522	1%	0%
Gilbert 1-4	103	15.1	(510)	524	0%	0%
Glen Gardner 1-8	168	14.6	111	154	0%	0%
Hamilton 1	23	14.8	—	151	0%	0%
Hunterstown 1-3	71	14.8	153	972	0%	1%
Mountain 1-2	47	14.3	150	534	0%	1%
Orrtanna 1	23	14.4	157	—	0%	0%
Portland 3-4	40	15.1	136	613	0%	1%
Sayreville A-D	264	13.8	1,074	331	0%	0%
Shawnee 1	23	14.0	44	219	0%	0%
Shawville 5-7	6	10.2	(28)	(26)	0%	0%
Tolna 1-2	47	14.2	88	588	0%	1%
Titus 4-5	35	17.4	113	22	0%	0%
Wayne 1	—	—	—	552	—	—
Warren 3	68	12.8	(125)	1,286	0%	1%
Werner 1-4	252	13.8	(576)	5,198	0%	1%
Keystone 3-6	2	10.3	39	129	1%	3%
Conemaugh A-D	2	9.7	9	26	0%	1%

	2,698		10,759	16,825	0%	0%

PJM Total	7,907		4,255,819	4,681,725	25%	27%

(1)
Excludes Sayreville 4-5 of 232 MW, which was retired in February 2004 and Wayne 1 of 66 MW, which was retired in May 2004.
(2)
Represents net generation assets only.
(3)
Capacity factor is the ratio of the actual net electricity generated to the energy that could have been generated at continuous full-power operation during the period.
(4)
Includes Deep Creek 1-2 of 19 MW and Piney Station 1-2 of 28 MW which are expected to be sold in the second quarter of 2005.

Reference is made to Reliant Energy, Inc.'s Annual Report
on Form 10-K for the year ended December 31, 2004.

Reliant Energy, Inc. and Subsidiaries
New York Asset Summary
(Unaudited)

			Q1 net generation volume (1) (MWh)		Q1 net capacity factor (2) (MWh)
Unit Name	Summer/Winter Average Capacity (MW)	Heat Rate (MMBtu/MWh)
			2005	2004	2005	2004
Intermediate
Astoria 3-5	1,099	10.9	990,107	777,127	42%	32%
Peaking
Astoria 2	179	12.4	(2,019)	(494)	0%	0%
Gowanus 1-4	572	18.0	5,270	20,700	0%	2%
Narrows 1-2	297	17.4	10,851	69,220	2%	11%

	1,048		14,102	89,426	1%	4%

New York Total	2,147		1,004,209	866,553	22%	18%

(1)
Represents net generation assets only.

(2)
Capacity factor is the ratio of the actual net electricity generated to the energy that could have been generated at continuous full-power operation during the period.

Reference is made to Reliant Energy, Inc.'s Annual Report
on Form 10-K for the year ended December 31, 2004.

Reliant Energy, Inc. and Subsidiaries
Southeast Asset Summary
(Unaudited)

			Q1 net generation volume (1) (MWh)		Q1 net capacity factor (2) (MWh)
Unit Name	Summer/Winter Average Capacity (MW)	Heat Rate (MMBtu/MWh)
			2005	2004	2005	2004
Base Load
Sabine	54	10.0	71,685	91,947	61%	78%
Intermediate
Indian River 1-3	587	10.1	80,870	163,503	6%	13%
Choctaw	800	6.9	—	(3,149)	0%	0%

	1,387		80,870	160,354	3%	5%
Peaking
Osceola 1-3	470	11.0	40,103	25,113	4%	2%
Shady Hills	474	10.8	37,408	9,566	4%	1%
Vandolah	630	10.8	27,752	5,238	2%	0%

	1,574		105,263	39,917	3%	1%

Southeast Total	3,015		257,818	292,218	4%	4%

(1)
Represents net generation assets only.

(2)
Capacity factor is the ratio of the actual net electricity generated to the energy that could have been generated at continuous full-power operation during the period.

Reference is made to Reliant Energy, Inc.'s Annual Report
on Form 10-K for the year ended December 31, 2004.

Reliant Energy, Inc. and Subsidiaries
West Asset Summary
(Unaudited)

			Q1 net generation volume (1) (2) (MWh)		Q1 net capacity factor (1) (3) (MWh)
Unit Name	Summer/Winter Average Capacity (1) (MW)	Heat Rate (1) (MMBtu/MWh)
			2005	2004	2005	2004
Base Load
Bighorn CCGT (4)	598	7.2	626,376	147,461	48%	17%
El Dorado CCGT	233	7.3	457,782	393,984	91%	77%

	831		1,084,158	541,445	60%	30%
Intermediate
Coolwater 1-2	146	10.5	(284)	(275)	0%	0%
Coolwater 3-4	462	10.0	48,578	2,677	5%	0%
Etiwanda 3-4	640	10.1	130,883	(2,348)	9%	0%
Mandalay 1-2	430	9.5	51,604	102,606	6%	11%
Ormond Beach 1-2	1,516	9.6	52,077	66,269	2%	2%

	3,194		282,858	168,929	4%	2%
Peaking
Ellwood	54	13.3	148	—	0%	0%
Mandalay 3	130	15.8	212	—	0%	0%

	184		360	—	0%	0%

West Total	4,209		1,367,376	710,374	15%	8%

(1)
Excludes Etiwanda 5 of 118 MW, which was retired in January 2004. Q1 2005 includes net generation from Ellwood and Mandalay 3 although the units were mothballed in November 2003 and not officially returned to service until 4/2/05. The net generation from Mandalay 3 and Ellwood was produced during the re-commissioning. Etiwanda 3 and 4 were also mothballed in November 2003 and returned to service in September 2004 and July 2004, respectively, under a reliability-must-run contract with the California Independent System Operator through the end of 2004.

(2)
Represents net generation assets only.

(3)
Capacity factor is the ratio of the actual net electricity generated to the energy that could have been generated at continuous full-power operation during the period.

(4)
Big Horn CCGT began operations in February 2004.

Reference is made to Reliant Energy, Inc.'s Annual Report
on Form 10-K for the year ended December 31, 2004.

Reliant Energy, Inc. and Subsidiaries
ERCOT Asset Summary
(Unaudited)

			Q1 net generation volume (1) (MWh)		Q1 net capacity factor (2) (MWh)
Unit Name	Summer/Winter Average Capacity (MW)	Heat Rate (MMBtu/MWh)
			2005	2004	2005	2004
Base Load
Channelview	805	6.5	1,203,077	1,260,313	69%	72%
Landfill Gas (3)	26	10.5	37,071	37,932	66%	67%

ERCOT Total	831		1,240,148	1,298,245	69%	72%

(1)
Represents net generation assets only.

(2)
Capacity factor is the ratio of the actual net electricity generated to the energy that could have been generated at continuous full-power operation during the period.

(3)
Includes Landfill Gas of 26 MW which are expected to be sold in the second quarter.

Reference is made to Reliant Energy, Inc.'s Annual Report
on Form 10-K for the year ended December 31, 2004.

Reliant Energy, Inc. and Subsidiaries

Adjusted Net Debt-to-Adjusted EBITDA Ratio

(in millions, except ratio)

(Unaudited)

	March 31, 2005
Debt:
Senior secured term loan	$1,300
Senior secured revolver	207
Senior secured notes	1,850
Convertible senior subordinated notes	275
Orion Power 12% notes (1)	455
PEDFA fixed-rate bonds for Seward plant due 2036	500
Channelview	361
Receivables facility	272
Warrants	(1)
Other (2)	2
El Dorado net debt (off-balance sheet)	56	(3)
REMA operating lease (off-balance sheet)	522	(3)

Total debt and debt equivalents (4)	5,799
Less:
Cash and cash equivalents	(115)
Restricted cash	(12)
Net margin deposits	(717)

Adjusted Net Debt	$4,955

Adjusted EBIT	$390	(5)
Adjusted depreciation and amortization	469	(5)

Adjusted EBITDA	859	(5)
Less: El Dorado equity loss	12	(3)(5)
Add: 50% El Dorado EBITDA	(4	)(3)(5)
REMA lease expense	60	(3)(5)
Receivables facility expense (April 1, 2004 to September 28, 2004)	13	(3)(5)

Total Adjusted EBITDA	$940	(5)

Ratio	5.3

(1)
Orion 12% notes includes purchase accounting adjustments of $55 million.

(2)
Other subsidiary debt.

(3)
For purposes of computing this ratio, the effects of these off-balance sheet items are included.

(4)
Debt equivalents include off-balance sheet REMA lease of $522 million and our portion of off-balance sheet El Dorado, an equity method investment, net debt of $56 million.

(5)
Represents amounts for the rolling four quarters ended March 31, 2005.

Reference is made to Reliant Energy, Inc.'s Annual Report
on Form 10-K for the year ended December 31, 2004.

FOR ADDITIONAL INQUIRIES PLEASE CONTACT:

Stephanie Slavin
(713) 497-6983

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  Exhibit 99.1